Events after the reporting date	12 Months Ended
Dec. 31, 2023
Disclosure of non-adjusting events after reporting period [abstract]
Events after the reporting date	Events after the reporting date
•On January 4, 2024, the Company announced that the U.S. Food and Drug Administration (FDA) has lifted the partial clinical hold placed on the lacutamab IND. On October 5, the Company announced that the lacutamab IND has been placed on partial clinical hold by FDA following a recent patient death in the TELLOMAK study. The death of a patient affected by Sézary Syndrome was initially considered due to hemophagocytic lymphohistiocytosis (HLH), a rare hematologic disorder. The FDA decision to lift the partial clinical hold is based on the FDA review of the fatal case which Innate, together with a steering committee of independent experts, determined to be related to aggressive disease progression and lacutamab unrelated.
•On January 4, 2024, the company announced that it has strengthened the Company’s leadership and corporate governance with the appointment of two new Executive Board members. Arvind Sood, Executive Vice President (EVP), President of US Operations, Dr Sonia Quaratino, EVP, Chief Medical Officer are thus joining Hervé Brailly, interim Chief Executive Officer and Yannis Morel, EVP, Chief Operating Officer.
•On March, 6, the Company announced the first patient was dosing in its Phase 1/2 multicenter trial (NCT06088654), investigating the safety and tolerability of IPH6501 in patients with Relapsed and/or Refractory CD20-expressing B-cell Non-Hodgkin’s Lymphoma (NHL). IPH6501 is Innate’s first-in-class CD20-targeting tetraspecific ANKET® (Antibody-based NK cell Engager Therapeutics) that co-engages CD20 as a target antigen on malignant B cells and three receptors on NK cells.